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                                                                   EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 14, 1997, in the Registration Statement (Form S-4) and related Prospectus of Isle of Capri Black Hawk L.L.C. for the registration of $75,000,000 of 13% First Mortgage Notes with Contingent Interest filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP

Chicago, Illinois

December 12, 1997